UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2006 (October 10, 2006)

RTO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15579	84-0348444
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

307 South Main Street
Pratt, Kansas 67124
(Address of Principal Executive Offices)

(620) 672-2814
Registrant’s Telephone Number, Including Area Code:

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On October 10, 2006, the board of directors of RTO Holdings, Inc. (the “Corporation”) adopted resolutions amending and restating the bylaws of the Corporation in order to update the bylaws and to provide for enhanced corporate governance and other provisions.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

3.1	Amended and Restated Bylaws of the Corporation, adopted by the Board of Directors on October 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTO Holdings, Inc.

Date: October 10, 2006

/s/ Patrick N. Barker
Patrick N. Barker
President and Chief Executive Officer